SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 8, 1996

                            TF FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)

       Delaware                            0-24168         55-0720401
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(State or other jurisdiction           (SEC File No.)      (IRS Employer
     of incorporation)                                     Identification
                                                              Number)

3 Penns Trail, Newtown, Pennsylvania                          18940
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (215) 579-4000
                                                          --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)


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                            TF FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
- ---------------------

      On July 8, 1996, the Registrant announced that it had concluded the repurchase of 226,000 shares totalling approximately 5% of its outstanding common stock in the open market pursuant to a stock repurchase program announced by the Registrant on June 21, 1996.

      For further details, reference is made to the Press Release dated July 8, 1996, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99 -- Press Release dated July 8, 1996.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          TF FINANCIAL CORPORATION

Date: July 17, 1996                       By: /s/ John R. Stranford
     ------------------------                 ---------------------
                                              John R. Stranford
                                              President and Chief
                                              Executive Officer